UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 19, 2023
Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	1-8993 (Commission file number)	94-2708455 (I.R.S. Employer Identification No.)

23 South Main Street, Suite 3B, Hanover, New Hampshire 03755
(Address of principal executive offices)

(603) 640-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $1.00 per share	WTM	New York Stock Exchange
	WTM.BH	Bermuda Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                     Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

ITEM 1.01 Entry into a Material Definitive Agreement.

On October 19, 2023, White Mountains Insurance Group, Ltd. (“White Mountains”) and its indirect wholly owned subsidiaries PM Holdings LLC (“Parent”) and WM Pierce Merger Sub LLC (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Bamboo IDE8 Insurance Services, LLC (“Bamboo”) and John Chu, as the unitholders’ representative. The Merger Agreement provides that Merger Sub will merge with and into Bamboo, with Bamboo continuing as the surviving company (the “Merger”). Immediately following the Merger, White Mountains will indirectly make a primary investment in Bamboo (together with the Merger and the rollover transactions described below, the “Transactions”). As a result of the Transactions, White Mountains expects to indirectly acquire approximately 70% of the issued and outstanding equity interests of Bamboo for approximately $285 million in cash.

Concurrently with the execution of the Merger Agreement, certain Management unitholders have agreed to rollover the majority of their existing equity in Bamboo. Between signing and closing, certain other unitholders will also have the option to rollover. The precise size of White Mountains’s ownership interest and equity investment will vary based on such rollover elections. White Mountains’s final ownership interest could range between a minimum of approximately 62% of Bamboo and a maximum of approximately 81% of Bamboo. White Mountains’s aggregate equity investment in connection with the Transactions could range between a minimum of approximately $246 million and a maximum of approximately $323 million.

On October 20, 2023, White Mountains issued a press release announcing the entry into the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Current Report.

The Merger Agreement contains customary representations and warranties as well as covenants by each of the parties, including certain operating restrictions on the conduct of the business of Bamboo during the period from the execution of the Merger Agreement to the closing of the Merger. The unitholders of Bamboo will indemnify Parent, and Parent will indemnify the unitholders of Bamboo for damages arising from breaches of their respective representations and warranties under the Merger Agreement and certain other specified matters, subject to certain limitations set forth in the Merger Agreement. White Mountains has agreed to guarantee Parent’s obligations under the Merger Agreement.

The Merger Agreement also contains provisions giving each of Parent and Bamboo the right to terminate the Merger Agreement under certain circumstances, including where the closing of the Merger has not occurred on or before April 19, 2024.

The Transactions are expected to close by the end of the first quarter of 2024. Completion of the Transactions is subject to receipt of certain regulatory approvals and other customary closing conditions. The Transactions are not subject to a financing condition. Completion of the Transactions does not require the approval of the White Mountains shareholders.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the text of such agreement. We intend to file the Merger Agreement as an exhibit to our next periodic report.

ITEM 9.01  Financial Statements and Exhibits.

99.1 Press Release, dated as of October 20, 2023

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this filing which address activities, events or developments which White Mountains expects or anticipates will or may occur in the future are forward-looking statements. The words “could”, “will”, “believe”, “intend”, “expect”, “anticipate”, “project”, “estimate”, “predict” and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to White Mountains’s:

•change in book value per share, adjusted book value per share or return on equity;
•business strategy;
•financial and operating targets or plans;
•incurred loss and loss adjustment expenses and the adequacy of its loss and loss adjustment expense reserves and related reinsurance;
•projections of revenues, income (or loss), earnings (or loss) per share, EBITDA, adjusted EBITDA, dividends, market share or other financial forecasts of White Mountains or its businesses;
•expansion and growth of its business and operations;
•expected timing of the Transactions; and
•future capital expenditures.

These statements are based on certain assumptions and analyses made by White Mountains in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to its expectations and predictions is subject to risks and uncertainties that could cause actual results to differ materially from expectations, including:

•the risks that are described from time to time in White Mountains’s filings with the Securities and Exchange Commission, including but not limited to White Mountains’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022;
•claims arising from catastrophic events, such as hurricanes, windstorms, earthquakes, floods, wildfires, tornadoes, tsunamis, severe winter weather, public health crises, terrorist attacks, war and war-like actions, explosions, infrastructure failures or cyber-attacks;
•recorded loss reserves subsequently proving to have been inadequate;
•the market value of White Mountains’s investment in MediaAlpha;
•the trends and uncertainties from the COVID-19 pandemic, including judicial interpretations on the extent of insurance coverage provided by insurers for COVID-19 pandemic related claims;
•business opportunities (or lack thereof) that may be presented to it and pursued;
•actions taken by rating agencies, such as financial strength or credit ratings downgrades or placing ratings on negative watch;
•the continued availability of capital and financing;
•deterioration of general economic, market or business conditions, including due to outbreaks of contagious disease (including the COVID-19 pandemic) and corresponding mitigation efforts;
•competitive forces, including the conduct of other insurers;
•changes in domestic or foreign laws or regulations, or their interpretation, applicable to White Mountains, its competitors or its customers; and
•other factors, most of which are beyond White Mountains’s control.

Consequently, all of the forward-looking statements made in this Current Report on Form 8-K are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by White Mountains will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, White Mountains or its business or operations. White Mountains assumes no obligation to publicly update any such forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
October 20, 2023	By:	/s/ MICHAELA J. HILDRETH Michaela J. Hildreth Managing Director and Chief Accounting Officer

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